SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2017

DTHERA SCIENCES

(Exact Name of Registrant as Specified in Charter)

Nevada	333-191175	90-0925768
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

7310 Miramar Rd., Suite 350, San Diego, CA	92126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 215-6360

_____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03       Material Modification to Rights of Security Holders.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 25, 2017, a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-3 (one share of new common stock for each three shares of old common stock) (the “Reverse Split”), took effect in the Market, following a filing of a Certificate of Change with the State of Nevada and authorization from the Financial Industry Regulatory Authority (“FINRA”).

On June 14, 2017, the Board of Directors of the Company approved the Reverse Split and directed that documentation be prepared to effectuate the Reverse Split, which served to reduce both the number of shares of common stock authorized and those shares already outstanding.

Reasons for the Reverse Split

The Board of Directors reviewed and considered numerous factors relating to the capitalization of the Company, and counseled with advisors and third-party consultants, both with regard to growing long-term shareholder value and how best to proceed with the Company’s plans for implementation of its business plan, the Company’s capitalization, future capital raising, application for listing of the Company’s common stock on the OTC QB Market and eventually for listing on the NASDAQ or NYSE, as well as other items. The Board of Directors determined it to be in the best interests of the Company to effectuate the Reverse Split.

Please note: As of the date of this report, the Common Stock is quoted for trading on the OTC Pink Sheets, and has not been approved for listing on the OTC QB or any other securities exchange, and any such listing may never occur.

Effects of the Reverse Split

Effective Date; Symbol; CUSIP Number.  The Reverse Split became effective with FINRA and in the marketplace on July 25, 2017 (the “Effective Date”), at which time the Common Stock began trading on a split-adjusted basis. On the Effective Date, the trading symbol for the Common Stock changed to DTHRD for a period of 20 business days, after which the final “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “DTHR.” In connection with the Reverse Split, the CUSIP number for the Common Stock will change to 233362 20 1.

The Reverse Split related only to the Company’s common stock, and did not affect the Company’s Preferred Stock. Prior to and following the Reverse Split, the Company had 1,000,000 shares of Preferred Stock authorized.

Split Adjustment; Treatment of Fractional Shares.  On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company were converted automatically into the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Split, divided by (ii) 3, with such resulting number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Split. As a result, no fractional shares will be issued in connection with the Reverse Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Split.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Split were adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 3 and multiplying the exercise or conversion price thereof by 3, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities.

Certificated and Non-Certificated Shares.  Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Interwest Transfer Co., at the address set forth below. Interwest Transfer Co. will issue a new stock certificate reflecting the Reverse Split to each requesting stockholder.

Interwest Transfer Co.

1981 E Murray Holladay Rd # 100

Salt Lake City, UT 84117

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Nevada State Filing.  The Reverse Split was effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada on July 20, 2017, with an effective date of July 25, 2017, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. The Certificate became effective on the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required.  Under Nevada law, because the Reverse Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effect the Reverse Split without stockholder approval if (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Split, (ii) the Reverse Split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Split. As described herein, the Reverse Split complies with these requirements.

Item 3.02       Unregistered Sales of Equity Securities.

On July 19, 2017, the Company commenced two parallel private offerings of its securities. The aggregate amount sought to be raised in the two offerings is $975,000. (Please Note: All discussions of the shares totals in connection with the private offerings below are given on a post-Reverse-Split basis.)

Investor Offering

The first private offering is offered to third-party investors (the “Investor Offering”), in which the Company is selling units (the “Units”) which consist of four shares of the Company’s common stock and warrants to purchase one additional share of common stock. The per unit price is $0.12, and the exercise price for the warrants is $0.45.

The foregoing summary of the terms and conditions of the Investor Offering does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of Investment Unit Purchase Agreement and the form of warrant, both of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017.

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Employee/Consultant Offering

The second private offering is being offered to employees and consultants of the Company (the “Employee Offering”), in which the Company is selling shares of its common stock at a purchase price of $0.03 per share. The shares sold in the Employee Offering include restrictions on their resale, and the Company reserves the right to repurchase the shares (the “Repurchase Right”) on terms as agreed between the Company and the employee or consultant. Per the Employee and Consultant Share Purchase Agreement, the Company’s Repurchase Rights will terminate (subject to certain conditions) following a term of not less than 5 months or more than 36 months from the purchase date.

The foregoing summary of the terms and conditions of the Employee Offering does not purport to be complete, and is qualified in its entirety by reference to the full text of the Employee and Consultant Share Purchase Agreement which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017.

As of July 24, 2017, the Company had sold an aggregate of 5,453,599 shares of its common stock and issued warrants to purchase an additional 1,363,377 shares of its common stock.

The securities offered and sold and to be sold by the Company in the Investor Offering and the Employee Offering were not and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Investor Offering and the Employee Offering were and are being made in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act and/or the private offering safe harbor provisions of Rule 506 of Regulation D based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) investment representations obtained from the security holders in each of the transactions, (iv) the provision of appropriate disclosure, and (v) the placement of restrictive legends on the certificates reflecting the securities.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change of Dthera Sciences, filed July 20, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dthera Sciences

Date: July 25, 2017
By: /s/ Edward Cox
Name: Edward Cox
Title: Chief Executive Officer

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